Exhibit 10.12

深   圳   市

劳
动
合
同
（适用全日制用工）
Shenzhen
Contract
(Apply to full-time work)

深圳市劳动和社会保障局编制
 Compiled by Shenzhen Labor and Social Security Administration

甲方（用人单位）	乙方（员工）
Party A (Employer)	Party B (Employee)
名称 深圳市网合科技股份有限公司	姓名： 童南方
Name: Shenzhen Wonhe Technology Co.Ltd.	Name:Nanfang Tong
住所深圳市南山区松坪山路1号源兴科技大厦南座1001室	性别：男
Address: Room 1001, South Block, Yuanxing Technology Plaza, No.1, Beisongpingshan Road, North Area, High-tech zone, Nanshan District, Shenzhen	Gender: Male
法定代表人	身份证（护照）号码
（主要负责人）
Legal representative	ID number (Passport):429001197211033130
(Principal)
联系人	住址
Contact	Address
联系电话	联系电话
Contact Number	Contact Number

根据《中华人名共和国劳动法》（一下简称《劳动法》）、《中华人民共和国劳动合同法》（以下简称《劳动合同法》）等有关法律法规的规定，甲乙双方遵循合法、公平、平等自愿、协商一致、诚实信用的原则，签订本合同，共同遵守本合同所列条款。
The contract is hereby concluded by both parties in accordance with Labor Law of the People's Republic of China (“Labor Law”), Labor Contract Law of the People’s Republic of China(“Labor Contact Law”), in the principles of fairness, legitimacy, equality, voluntariness, consensus through negotiation and good faith.

一、  合同期限
Ⅰ   Term

（一）  甲乙双方同意按以下第1种方式确定本合同期限。
A. Both parties agree to determine the contract term as the first way below.

1、有固定期限：从2011年9月1日起至2012年8月31日止。
a. Fixed term: from Sep.1st, 2011 to August 31st, 2012.

2、无固定期限：从年月日起。
b. non-fixed term: from  \  to   \ .

3、以完成一定工作任务为期限：从年月日起至  工作任务完成时止。完成工作任务的标志是
c. The term is based on the completion of a specific amount of work: from   \  to the completion of the work.
The symbol of the completion of the work is   \   .

（二）试用期为无（试用期包括在合同期限内，如无试用期，则填写“无”）。
B. Qualifying period: None (qualifying period is within the term of contract. If not, please mark “none”.)

二、工作内容和工作地点
Ⅱ  Job duties and work address

乙方的工作内容（岗位或工种）：负责公司全面工作
Job duties of Party B (position or type of work)：responsible for the the company’s overall operating.

乙方的工作地点  深圳
Work address of Party B: Shenzhen

三、工作时间和休息休假
Ⅲ  working time and rest time

（一）  甲乙双方同意按以下第1种方式确定乙方的工作时间。
A.  Both parties agree to determine the working time as the first way below.

1、  标准工时制，即每日工作8小时（不超过8小时），每周工作40小时（不超过40小时），每周至少休息一日。
a.  Standard working hours system, i.e. 8 hour(s)/day (at most 8 hours), 40 hour(s)/week (at most 40 hours), at least one day off per week.

2、  不定时工作制，即经劳动保障行政部门审批，乙方所在岗位实行不定时工作制。
b.  Non-fixed working hours system approved by the labor and social security department.

3、  综合计算工时工作制，即经劳动保障行政部门审批，乙方所在岗位实行综合计算工时工作制。
c.  Cumulative working hour system approved by the labor and social security department.

（二）  甲方由于生产经营需要延长工作时间的，按《劳动法》第四十一条执行。
B.  If Party A needs to prolong the working time because of operation, execute Article 41 of the Labor Law.

（三）  乙方依法享有法定节假日、婚假、产假、丧假等假期。
C.  Party B shall be entitled to holidays and leaves as stipulated by State, marriage leave, maternity leave, funeral leave, etc.

（四）  乙方的其他休息休假安排:按国家规定享有有薪年假。
D.  Other arrangements of holidays of Party B are paid holidays according to State Regulations.

三、  劳动报酬
Ⅲ Compensation

（一）  甲方依法制定工资分配制度，并告知乙方，甲方支付给乙方的工资不得低于市政府公布的当年度最低工资。
A.  Party A set the payment distribution system by law, and notices Party B. Party A pays to Party B must not be lower than the minimum wage standards set forth by the local authorities.

（二）  乙方每月工资2000元（其中试用期每月工资\元）或按\执行。
B.  The monthly salary of Party B is 2000 Yuan (qualifying period  Yuan/month) or implement according to \  .

（三）  甲方每月10日发放工资，甲方至少每月以货币形式向乙方支付一次工资。
C.   Party A shall pay the wage on the 10th of every month, and at least once a month, Party A shall pay to Party B in cash.

（四）  乙方加班工资、假期工资及特殊情况下的工资支付按有关法律、法规的规定执行。
D.  In the case of overtime wage, vacation wage and payment in special situations, execute as relevant laws and regulations.

（五）  甲乙双方对工资的其它约定 \    。
F. Other agreements about salary by both parties \   .

四、社会保险和福利待遇
Ⅳ  social insurance and welfare

（一）  甲乙双方按照国家和省、市有关规定，参加社会保险。缴纳社会保险费。
A. Party A and Party B shall pay premiums for social security insurance in accordance with the relevant national and local regulations.

（二）乙方患病或非因公负伤，甲方应按国家和省、市的有关规定给予乙方享受医疗期和医疗待遇。
B. In case of illnesses or injuries unrelated to work, the salary during the remedial period as well as medical treatment shall be paid in accordance with relevant national and local laws and regulations.

（三）乙方患职业病、因公负伤的，甲方按《职业病防治法》、《工商保险条例 》等有关法律法规的规定执行。
C. The salary and Medicare benefits of Party B in case of occupational diseases or work-related injuries shall be paid in accordance with chemical control for occupational disease and industry and commerce insurance regulations.

（四）甲方为乙方提供以下福利待遇   \  。
D. Party A shall provide welfare as follows for Party B   \  .

五、劳动保护、劳动条件和职业危害防护
Ⅴ  Labor protection, labor condition and protection of occupational hazard

（一）  甲方按国家和省、市有关劳动保护规定，提供符合国家安全卫生标准的劳动作业场所和必要的劳动防护用品，切实保护乙方在生产工作中的安全和健康。
A. according to laws and regulations related to labor production provided by nation, principle and city, Party A shall provide working conditions and articles of labor protection corresponding with National safety and health standards to ensure Party B’s safety and health during production work.

（二）  甲方按国家和省、市有关规定，做好女员工和未成年工的特殊劳动保护工作。
B. Party A shall be through with special labor protection work for women and under age workers according to relevant regulations of State, province and city.

（三）乙方从事 \ 作业，可能生产 \ 职业危害，甲方应采取 \ 防护措施，并每年组织乙方健康检查 \次。
C. Party B’s job is \ , which may cause \   occupational hazard. Party A should take \ protection measure, and organize to have health examination for Party B   times/year.

（四）乙方有权拒绝甲方的违章指挥，强令冒险作业；对甲方危害生命安全和身体健康的行为，乙方有权要求改正或向有关部门举报。
D. Party B has the right to refuse commands against rules or force operating risks from Party A.

七、规章制度
VII. Rules and Regulations

（一）  甲方依法制定的规章制度，应当告知乙方。
A. Party A should notice Party B about the rules and regulations made by laws.

（二）乙方应遵守国家和省、市有关法律法规和甲方乙方制定的规章制度，按时完成工作任务，提高职业技能，遵守安全操作规程和职业道德。
B. Party B should finish tasks on time, improve the professional skills and abide by rules of safe operations and professional ethics.

（三）乙方自觉遵守国家和省、市计划生育的有关规定。
C. Party B should abide by the rules and regulations relevant to family planning of the State, province and city.

八、合同变更
VIII. Modification of the Contract

甲乙双方经协商一致，可以变更合同。变更合同采用书面形式。变更后的合同文本双方各执一份。
The contract may be modified through both parties’ consensus. The modified contract should be in writing and each party holds one.

九、合同解除和终止
IX. Cancellation and termination of the contract

（一）  甲乙双方协商一致，可以解除合同。
A. The contract may be cancelled through both parties’ consensus.

（二）乙方提前三十日以书面形式通知甲方，可以解除劳动合同；乙方试用期内提前三日通知甲方，可以解除劳动合同。
B. Party B may cancel the contract by noticing Party A in writing 30 days in advance. Party B may cancel the contract by noticing Party A 3 days in advance during probation period.

（三）甲方有下列情形之一的，乙方可以通知甲方解除劳动合同；
C. Party B may notify Party A of terminating the contract, in case any of the following occurs:

１、未按照劳动合同规定提供劳动保护或者劳动条件的；
a. not provide labor protection or labor condition in accordance with the contract;

２、未及时足额支付劳动报酬的；
b. not pay for the full salary in time;

３、未依法为乙方交纳劳动报酬的；
c. not pay for the salary for Party B by laws;

４、甲方的规章制度违反法律、法规的规定，损害乙方权益的；
d. the rules and regulations of Party A are against laws, and harm the Party B’s rights and interests;

５、甲方以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；
e. Party A uses such means as fraud, coercion or taking advantage of party B’s unfavorable position to sign the labor contract against his or her genuine will, so that the contract becomes invalid;

６、甲方免除自己的法定责任、排除乙方权利，致使劳动合同无效的；
f. Party A avoids the statutory duty of his/her own and neglects Party B’s right, which made the contract invalid;

７、甲方违反法律、执行法规规定乙方可以解除劳动合同的其他情形。
g. Other situations that Party B may dissolve the contract in case that Party A disregards of laws.

（四）甲方以暴力、威胁或者非法限制人身自由的手段强迫乙方劳动的，或者甲方违章指挥、强令冒险作业危及乙方人身安全的，乙方可以解除劳动合同，不需事先告知甲方。

D. In case that Party A forces Party B to work by violence, threat or illegal limitations in violation of Party B’s freedom, or Party A breaks rules and regulations to command and force Party B to do dangerous work which endangers Party B’s personal safety, Party B may dissolve contract without notice Party A in advance.

（五）乙方有下列情形之一的，甲方可以解除劳动合同：

E. Party A may notify Party B of terminating the contract, in case any of the following occurs:

１、在试用期间被证明不符合录用条件的；
a. Party B is proven to be unqualified for Party A’s employment conditions during probation period;

２、严重违反甲方的规章制度的；
b. Party B seriously violates rules and regulations;

３、严重失职，营私舞弊，给甲方造成重大损害的；
c. Party B seriously neglects his/her duty and grafts resulting in Party A’s great loss.

４、乙方同时与其他用人单位建立劳动关系，对完成本单位的工作任务照成严重影响，或者经甲方提出，拒不改正的；
d. Party B establishes labor relations with other employing unit simultaneously, which seriously influences on finishing the work of his/her own unit, or put forward by Party A, but refuse to correct.

５、乙方以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；
e. Party B uses such means as fraud, coercion or taking advantage of party A’s unfavorable position to sign the labor contract against his or her genuine will, so that the contract becomes invalid;

６、被依法追究刑事责任的。
f. The Employee is being charged with criminal offences

（六）有下列情形之一的，甲方提前三十日以书面形式通知乙方或者额外支付乙方一个月工资后，可以解除劳动合同：
F. Party A may cancel the contract upon 30 days’ prior written notice to Party B (Probation: 3 days in advance), in case any of the following occurs:

１、乙方患病或非因工受伤，在规定的医疗期满后不能从事原工作，也不能从事甲方另行安排的工作的；
a. Party B, due to sickness or injury inflicted off the job, cannot resume his/her work or do the other job reassigned by Party A after specified period of medical treatment;

２、乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；
b. Party B is unqualified, even after a training or job adjustment;

３、劳动合同订立时所依据的客观情况发生重大变化，致使劳动合同无法履行，经甲乙双方协商，未能就变更劳动合同内容达成协议的。
c. The basis for the conclusion of the contract has greatly changed so that the contract can no longer be carried out, while both parties cannot reach an agreement on modifying the contract by mutual negotiation.

（七）有下列情形之一，甲方需要裁减人员二十人以上或者裁减不走二十人但占甲方职工总数百分之十以上的，甲方应提前三十日向工会或者全体员工说明情况，在听取工会或者职工的意见，并将裁减人员方案向劳动行政部门报告后，可以裁减人员：
G. Party A needs to lay off 20 more employees or cannot lay off 20 employees but take more than 10% of the whole staff, Party A should express the situation to the labor union or the whole staff 30 days in advance. After consider about the suggestions from the Labor Union or the whole staff, Party A submit the report about laying off staff to the labor administrative department, and then can execute it:

１、依照企业破产法规定进行重整的；
a. Reforming in accordance with the Enterprise Bankruptcy Law;

２、生产经营发生严重困难的；
b. Having serious difficulty in operation;

３、企业转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需剪裁人员的；
c. Still needs to lay off staff after exchange of contract caused by changing the line of production, significant technology innovation or adjustment of business pattern;

４、其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。
d. The basis for the conclusion of the contract has greatly changed so that the contract can no longer be carried out.

（八）有下列情形之一的，劳动合同终止：
H. The contract will terminate in case any of the following occurs:

１、劳动合同期满的；
a. The labor contract expires;

２、乙方开始依法享受基本养老保险待遇的；
b. Party B begins to enjoy the basic old-age insurance treatments;

３、乙方死亡，或者被人民法院选购死亡或者宣告失踪的；
c. Party B is dead, pronounced dead or pronounced missing by the people's court;

４、甲方被依法宣告破产的：
d. Party A is declared bankruptcy legally;

５、甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的；
e. Party A’s business license is revoked; Party A is compelled to close down or dissolve; or Party A decides to dissolve in advance;

６、法律、行政法规定的其他情形。
e. Other situations stipulated in laws and administrative provisions.

十、经济补偿
X. Financial compensation

（一）符合下列情形之一的，甲方应当向乙方支付经济补偿：
A. Party A should pay financial compensation to Party B in case any of the following occurs:

１、甲方依据本合同第九条第（一）项规定向乙方提出解除劳动合同并与乙方协商一致解除劳动合同的；
a. Party A puts forward to dissolve the contract in accordance with Item A of Article IX, and the contract may be dissolved after both parties’ agreement through negotiation;

２、乙方依据本合同第九条第（三）项、第（四）项规定解除劳动合同的；
b. Party B puts forward to dissolve the contract in accordance with Item C and Item D of Article IX;

３、甲方依据本合同第九条第（六）项规定解除劳动合同的；
c. Party A puts forward to dissolve the contract in accordance with Item F of Article IX;

４、甲方依照本合同第九条第（七）项规定解除劳动合同的；
d. Party A puts forward to dissolve the contract in accordance with Item G of Article IX;

５、除甲方维持或者提高劳动合同约定条件续订劳动合同，乙方不同意续订的情形外，依据本合同第九条第（八）项第１目规定终止固定期限劳动合同的；
e. The fixed-term contract may be terminated in accordance with Item H of Article IX, except that Party A maintain or improve the terms of contract in order to renew it but Party B refuses;

６、依据本合同第九条第（八）项第４目、第５目规定终止劳动合同的；
f. The contract may be terminated in accordance with section d and e of Item H of Article IX;

７、法律、行政法规规定的其他情形。
g. Other situations by laws and administrative laws and regulations.

（二）甲乙双方解除或终止合同的，经济补偿的发放标准应按《劳动合同法》和国家和省、市有关规定执行。甲方依法应向乙方支付经济补偿的，应在乙方办结工作交接时支付。

B. When revocation or termination of contract occurs, the standard of financial compensation should be in accordance with Labor Contract Laws and National, provincial and municipal related regulations. Party A should pay the financial compensation to Party B by laws after Party B carries out his/her handover.

十一、合同解除和终止手续
XI. The Revocation and Termination of the contract

甲乙双方解除和终止本合同的，乙方应按双方约定，办理工作交接等手续。甲方应依法向乙方出具书面证明，并在十五日内为乙方办理档案和社会保险关系转移手续。
When revocation and termination occur, Party B should deal with some procedures like work handover according to the agreement. Party A should provide written document for Party B according to the law, and deal with the transformer procedure of files and social insurance within 15 days.

十二、争议处理
甲乙双方发生劳动争议的，应先协商解决。协商不成的，可以向本单位工会寻求解决或向本单位劳动争议调解委员会申请调解；也可以直接向劳动争议仲裁委员会申请仲裁。对仲裁裁决无异议的，双方必须履行；对仲裁裁决不服的，可以向人民法院起诉。
XII. If labor dispute occurs, both parties shall resolve it through consultation. In case of failing to reach an agreement, each party may submit the dispute to the labor union of the unit or the Committee of labor dispute mediation of the unit; or submit the dispute to Labor Dispute Arbitration Committee having jurisdiction. If accepting the award, each party must fulfill it; if rejecting the award, each party can take a proceeding.

十三、双方认为需要约定的其他事项：
XIII. Supplementary provisions:

１、	严格遵守《公司保密协议》及公司各项规章制度。
A.	Follow close to <Confidentiality Agreement> and regulations of the company.

２、	《公司保密协议》和公司各项规章制度具有同等效力。
B.	<Confidentiality Agreement> has the same effect as the regulations of the company.

十四、其它
XIV. Others

（一）  本合同未尽事宜或合同条款与现行法律法规规定有抵触的，按现行法律法规执行。
A.  The existing laws and regulations shall apply to any item which is not mentioned in this contract or against the existing laws and regulations.

（二）  本合同自甲乙双方签字盖章之日起生效，涂改或未经书面授权代签无效。
B.  This Contract shall become effective upon the date on which this Contract signed or seal affixed by both Parties, any alternation or signature without written authorization is invalid

（三）  本合同一式两份，甲乙双方各执一份。
C. the agreement in duplicate, each party holds one.

甲方：（盖章）	乙方：（签名）:Nanfang Tong
Party A: (seal)	Party B: (signature)

法定代表人：Qing Tong
Legal representative:

（主要负责人）
(Principal)

Date: July 28, 2011	Date: July 28, 2011